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                                  EXHIBIT 23.1
                        CONSENT OF KPMG PEAT MARWICK LLP




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                         CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
International Lottery, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                        KPMG PEAT MARWICK LLP

                                        /s/ KPMG Peat Marwick LLP



Louisville, Kentucky
July 26, 1996